EXHIBIT 10.26

AMENDMENT TO EMPLOYMENT AGREEMENT

RECITAL

INTERLEUKIN GENETICS, INC., employer, and KENNETH S. KORNMAN, an employee, do mutually desire to amend an existing employment agreement dated December, 1999 and incorporated herein by reference as follows.

AMENDMENT TO THE EMPLOYMENT AGREEMENT

The employer and the employee agree that as of January 31, 2002, that Section 3 of the December 1999 employment agreement is amended by DELETING the words:

“In addition, at such time as a new President or Chief Executive Officer is recruited and hired by the Employer, Employee’s salary shall automatically be adjusted to equal on a per month basis, at least eighty-five percent (85%) of the guaranteed, non-discretionary compensation being paid such new President or Chief Executive Officer.”

Said amendment shall not change employee’s current compensation.

In witness whereof, the parties have executed this amendment as of December 21, 2001.

EMPLOYER		EMPLOYEE

Interleukin Genetics, Inc.

By	/s/ Philip R. Reilly	By	/s/ Kenneth S. Kornman
	Philip R. Reilly, CEO		Kenneth S. Kornman

135 Beaver Street		135 Beaver Street
Waltham, MA		Waltham, MA